Statements Of Cash Flows (10K) (USD $)	7 Months Ended
Dec. 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (145,352)
Adjustments to reconcile net loss to net cash used in operating activities:
Increase in due to affiliates, organizational expenses	70,714
Increase in due to affiliates, general and administrative expenses	16,055
(Increase) in prepaid expense	(3,200)
Increase in accounts payable	57,283
Net cash used in operating activities	(4,500)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common shares	10,000
Net cash provided by financing activities	10,000
NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS	5,500
CASH AND CASH EQUIVALENTS, at beginning of period/at Inception
CASH AND CASH EQUIVALENTS, at end of period	5,500
Supplemental Disclosure of Non-Cash Information:
Deferred offering costs due to affiliates	$ 1,589,767